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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K
                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 11, 2001
                Date of Report (Date of Earliest Event Reported)

                               CARBITE GOLF, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     0-28707
                            (Commission File Number)

British Columbia, Canada                         33-0770893
(State or Other Jurisdiction of                 (IRS Employer
Incorporation or Organization)               Identification No.)


                             9985 HUENNEKENS STREET
                               SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)

                                 (858) 625-0065
              (Registrant's Telephone Number, Including Area Code)

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                                TABLE OF CONTENTS

ITEM 5.  OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

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ITEM 5.  OTHER EVENTS

     A 1:4 reverse split of our shares will become effective October 12, 2001. One new share will be issued for 4 old shares. The trading on a consolidated basis will commence on the Canadian Venture Exchange at the market opening on October 12, 2001. The trading symbol will change from CAB to CGT. The number of issued and outstanding shares will be reduced from 27,449,306 to 6,862,326 subject to rounding adjustments. The number of authorized shares will be 50,000,000.

     The move of our corporate domicile in Canada from British Columbia to the Yukon Territory will be effective October 12, 2001. This change in domicile will relieve the Company from certain Canadian residency requirements for its directors.

     On October 10, 2001 the Company issued a Press Release captioned "Carbite Golf Announces October 12 Effective Date for Share Consolidation and Corporate Domicile Change." A copy of the Press Release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release dated October 10, 2001 captioned, "Carbite Golf Announces October 12 Effective Date for Share Consolidation and Corporate Domicile Change."



                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CARBITE GOLF, INC.



Date:  October 11, 2001                     By:  /s/ John Pierandozzi
                                               ----------------------------
                                               John Pierandozzi
                                               President and CEO

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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
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 99.1         Press Release, dated October 10, 2001, of Carbite Golf,
              captioned "Carbite Golf Announces October 12 Effective Date for Share Consolidation and Corporate Domicile Change."

                                       2